MASTER EQUIPMENT LEASE AGREEMENT

By and among

Mentor Partner II, LLC

and

Pueblo West Organics, LLC

February 11, 2018

TABLE OF CONTENTS

EXHIBIT LIST

MASTER EQUIPMENT LEASE AGREEMENT

THIS MASTER EQUIPMENT LEASE AGREEMENT dated as of **February 11, 2018** is entered into between **Mentor Partner II, LLC,** a California limited liability company with an address of P.O. Box 1709, Ramona, CA 92065 ("**Lessor**") and **Pueblo West Organics, LLC**, a Colorado limited liability company with an address of 129 E. Enterprise Drive, Pueblo, CO 81007 ("**Lessee**"), and guaranteed by **Patrick Leonard**, an individual with an address of Pueblo, CO 81004 and **Randy Russell**, an individual with an address of Pueblo, CO 81004, referred to as either ("**Guarantor** or **Guarantors**") herein.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee hereby agree as follows:

CERTAIN DEFINED TERMS

The following terms used herein are defined as follows:

" **Acquisition Cost**" shall mean (a) with respect to all Equipment subject to a Lease Schedule, the amount set forth as the effective Acquisition Cost by the Lessee in the Lease Schedule at and the acceptance applicable to such Equipment; and (b) with respect to any item of Equipment, the fully loaded total amount of all vendor or seller invoices (including Lessee invoices, if any) for such item of Equipment, together with all acquisition fees and costs of delivery, installation, testing and related services, accessories, supplies or attachments procured or financed by Lessor from vendors or suppliers thereof (including items provided by Lessee) relating or allocable to such item of Equipment, plus Related Expenses, Taxes, and risk premium.

"**Affiliate**" shall mean a Person (other than a Subsidiary) which directly or indirectly through one or more intermediaries controls or is controlled by, or is under common control with, another Person.

"**Assignee**" shall mean any party other than Lessee that could obtain the rights of Lessee upon assignment of such rights by Lessor pursuant to Section 16 of the Master Lease.

"**Code**" shall mean the Internal Revenue Code of 1986, as amended from time to time.

"**Collateral**" shall mean the grant to secure the payment and performance in full of all of Lessee's obligations under the Lease, a security interest in all Equipment subject to and more particularly described in the Lease Schedule in which Lessee may now or hereafter have rights, and all parts, accessories, accessions and attachments thereto, except for any Improvements that are not Non-Severable Improvements and all replacements, substitutions and exchanges (including trade-ins) for such goods, together with proceeds of all of the foregoing, including goods, accounts, chattel paper, documents, instruments, general intangibles, investment property, deposit accounts, letter of credit rights and supporting obligations, plus any equity interest the Lessee or its affiliates may have in the Lessor or the Lessor's affiliates.

"**Designated Facility**" shall mean one of the locations where Lessee may return the Equipment to Lessor located within the metropolitan areas of Denver, San Diego, Los Angeles, San Francisco pursuant to Section 18 of the Master Lease.

"**Equipment**" shall mean the items and units of personal property, fixtures and other property described in each such Lease Schedule, together with all replacements, parts, additions, accessories and substitutions therefor.

"**Equipment Acceptance Date**" shall mean the date the Equipment is deemed to have been accepted by Lessee for all purposes under this Lease upon Lessor's acceptance and notification to Lessor.

"**Equipment Description**" shall mean the Equipment described the Equipment Schedule, to be attached as **EXHIBIT B-1** to the Lease Schedule.

"**Equipment Schedule**" shall mean the Equipment leased pursuant to the Lease Schedule, to be attached as **EXHIBIT B** to the Lease Schedule.

"**Event**" shall mean when Lessee has terminated its corporate existence, consolidated with, merged into, or conveyed or leased substantially all of its assets as an entirety to any Person other than the Lessor or an affiliate of the Lessor

"**Event of Default**" shall mean failure by Lessee to perform as defined in Section 8 of the Master Lease Agreement.

"**GAAP**" shall mean the Generally Accepted Accounting Principles, as amended. All financial terms contained herein that are not specifically defined herein shall be defined, and all calculations shall be made, in accordance with GAAP.

"**Improvements**" shall mean the modifications made in support of maintenance standards and conditions of all insurance policies required to be maintained by Lessee under the Lease and other written requirements as to the repair and maintenance of such item of Equipment issued at any time by the vendor and/or manufacturer thereof, as further specified in Section 12 of the Master Lease Agreement.

"**Insurance**" shall mean (a) Worker's Compensation and Employer's Liability Insurance, in the full statutory amounts provided by law; (b) Comprehensive General Liability Insurance including product/completed operations and contractual liability coverage, with minimum limits of $1,000,000 each occurrence, and Combined Single Limit Body Injury and Property Damage, $1,000,000 aggregate, where applicable; and (c) All Risk Physical Damage Insurance on each item of Equipment, in an amount not less than the lesser of the Stipulated Loss Value of the Equipment or (if available) its full replacement value. For all Insurance, a lesser amount may be agreed to by the Lessor or provided by Lessor with a 30% risk premium and administrative mark-up.

"**Item of Equipment**" shall mean each functionally integrated and separately marketable group or unit of Equipment subject to this Lease.

"**Lease**" shall mean any Lease Schedule which incorporates the terms of this Master Lease, together with all exhibits, addenda, schedules (except other Lease Schedules), certificates, riders and other documents and instruments executed and delivered in connection with such Lease Schedule or this Master Lease, all as the same may be amended or modified from time to time.

"**Lease Schedule**" shall mean the equipment lease agreement that incorporates the terms of the Master Lease that constitutes a separate, distinct and independent lease of Equipment and contractual obligation of Lessee to be attached as **EXHIBIT A**.

"**MACRS Deductions**" shall mean the deductions under Section 167 of the Code, taking into account the special depreciation allowance and basis adjustment under Section 168(k)(1) of the Code.

"**Master Lease**" shall mean the Master Lease Equipment Agreement between the Lessee and Lessor that defines the rules for the applicable Lease Schedule(s) between the Lessee and Lessor.

"**Net Worth**" shall mean the amount by which Lessee's assets exceed Lessee's liabilities and for purposes of Section 8(h) of the Master Lease, shall be equal to or greater than Lessee's net worth as of January 31, 2018.

"**Non-Severable Improvements**" shall mean Improvements and modifications made to the Equipment during the Lease that if removed would render the Equipment unable to operate as it was modified to do, or that are not readily removable without causing material damage to such item of Equipment or which will cause the value, utility or useful life of such item of Equipment to materially decline.

"**Notice of Equipment Arrival Date**" shall mean the written notice that Lessee delivers to Lessor when the Equipment location changes.

"**Permitted Liens**" shall mean tax or repairmen's liens for amounts not yet due and payable or being contested in good faith, as long as there is no material risk of forfeiture with respect to said liens, and except those of persons claiming by, through or under Lessor.

"**Person**" shall mean any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, trustee(s) of a trust, unincorporated organization, government or governmental authority, agency or political subdivision thereof any other entity whether employed, hired, affiliated, owned, contracted with, or otherwise related or unrelated to Lessee or Lessor.

"**Related Expenses**" shall mean all acquisition fees and costs of delivery, installation, testing and related services, accessories, supplies or attachments procured or financed by Lessor from vendors or suppliers thereof (including items provided by Lessee) relating or allocable to such item of Equipment.

"**Sales Expenses**" shall mean (i) all property, excise, sales and use taxes and other taxes (as such may be applicable to the sale or transfer of the Equipment), (ii) all documented fees, costs and expenses of such sale or transfer of the Equipment (including fees, costs and expenses of attorneys or those associated with transportation, storage, security or insurance) incurred by Lessor and (iii) any and all other out-of-pocket amounts incurred in connection with such sale or transfer of the Equipment for which, if not paid, Lessor would be liable or which, if not paid, would constitute a Lien on the Equipment, or any part thereof.

"**Stipulated Loss Value**" with respect to any item of Equipment, shall mean the Stipulated Loss Value as set forth in any Schedule of Stipulated Loss Values attached to and made a part of the applicable Lease Schedule at **EXHIBIT C**, "*Schedule of Rent Amounts.*"

"**Subsidiary**" shall mean any corporation, limited liability company, partnership, joint venture or other business entity, of which more than fifty percent (50%) of the voting rights of the outstanding capital stock or other equity at the time of determination is beneficially or directly owned, or the management of which is otherwise controlled, in any such case directly or indirectly, through one or more intermediaries, or both, by Lessee or one of the Subsidiaries of Lessee.

"**Taxes**" shall mean all license fees, assessments, and sales, use, property, excise, privilege and other taxes (including any related interest or penalties) or other charges or fees now or hereafter imposed by any governmental body or agency.

"**Total Invoice Cost**" shall mean the total invoice cost of the Equipment leased pursuant to this Lease Schedule is equal to the aggregate total invoice cost of the Equipment described attached to the Lease Schedule as **EXHIBIT B-1**, "*Equipment Description.*"

"**UCC**" shall mean the Uniform Commercial Code, as amended.

1. LEASE OF EQUIPMENT

Subject to the terms and conditions set forth herein (the "**Master Lease**") and in any Lease Schedule incorporating the terms of this Master Lease (each, a "**Lease Schedule**"), Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the items and units of personal property, fixtures and other property described in each such Lease Schedule, together with all replacements, parts, additions, accessories and substitutions therefor (collectively, the "**Equipment**"). As used in this Lease, the term "**item of Equipment**" shall mean each functionally integrated and separately marketable group or unit of Equipment subject to this Lease. Each Lease Schedule shall constitute a separate, distinct and independent lease of Equipment and contractual obligation of Lessee. References to "**the Lease**," "**this Lease**," "**any Lease**," "**hereof**" or "**hereunder**" shall mean and refer to any Lease Schedule which incorporates the terms of this Master Lease, together with all exhibits, addenda, schedules (except other Lease Schedules), certificates, riders and other documents and instruments executed and delivered in connection with such Lease Schedule or this Master Lease, all as the same may be amended or modified from time to time. The Equipment is to be delivered at the location specified or referred to in the applicable Lease Schedule. The Equipment shall be deemed to have been accepted by Lessee for all purposes under this Lease as of the **Equipment Acceptance Date(s)** upon Lessor's acceptance or other written notification to Lessor with respect to such Equipment, executed by Lessee after receipt of all other documentation required by Lessor with respect to such Equipment. Lessor shall not be liable or responsible for any failure or delay in the delivery of the Equipment to Lessee for whatever reason. Notwithstanding the foregoing, this does not imply that Lessee would be obligated to lease equipment that has not been delivered, and both Lessor and Lessee will reasonably cooperate with one another to ensure that the terms of the Master Lease and Lease Schedules are met.

As used in this Lease, ("**Acquisition Cost**") shall mean (a) with respect to all Equipment subject to a Lease Schedule, the amount set forth as the effective Acquisition Cost by the Lessee in the Lease Schedule and the accpetance applicable to such Equipment; and (b) with respect to any item of Equipment, the fully loaded total amount of all vendor or seller invoices (including Lessee invoices, if any) for such item of Equipment, together with all acquisition fees and costs of delivery, installation, testing and related services, accessories, supplies or attachments procured or financed by Lessor from vendors or suppliers thereof (including items provided by Lessee) relating or allocable to such item of Equipment, plus Related Expenses (as defined herein), including Taxes, and risk premium ("**Related Expenses**"). As used in this Lease with respect to any Equipment, the terms "**Equipment Acceptance Date**," "**Rental Payment(s)**," "**Rental Payment Date(s)**," "**Rental Payment Numbers**," "**Rental Payment Commencement Date**," "**Lease Term**", "**Lease Term Commencement Date** " and "**Renewal Term**": shall have the meanings and values assigned to them in this Lease, the Lease Schedule, the acceptance and any Riders applicable to such Equipment. The term "**Stipulated Loss Value**" with respect to any item of Equipment shall mean the Stipulated Loss Value as set forth in any Schedule of Stipulated Loss Values attached to and made a part of the applicable Lease Schedule. Except where the context otherwise requires ("**Section**") shall mean Section of this Lease.

2. TERM AND RENT

The Lease Term for any Equipment shall be as specified in the applicable Lease Schedule. Rental Payments shall be in the amounts and shall be due and payable as set forth in the applicable Lease Schedule. If any rent or other amount payable hereunder shall not be received by Lessor and paid in full within ten (10) days of the date when due, Lessee shall pay as an administrative and late charge an amount equal to five percent (5%) of the amount of any such overdue payment. All payments to be made to Lessor shall be made to Lessor in immediately available funds at the address shown above or at such other place, as Lessor shall specify in writing. THIS IS A NON-CANCELABLE, NON-TERMINABLE LEASE OF EQUIPMENT FOR THE ENTIRE LEASE TERM PROVIDED IN EACH LEASE SCHEDULE HERETO.

3. POSSESSION AND QUIET ENJOYMENT; PERSONAL PROPERTY

No right, title or interest in the Equipment shall pass to Lessee other than the right to maintain possession and use of the Equipment for the Lease Term (provided no Event of Default has occurred) free from interference by any person lawfully claiming by, through, or under Lessor. The Equipment shall always remain personal property even though the Equipment may hereafter become attached or affixed to real property. Lessee agrees to give and record such notices and to take such other action at its own expense as may be necessary to prevent any third party (other than anyone claiming by, through or under Lessor, including but not limited to an assignee of Lessor) from acquiring or having the right under any circumstances to acquire any interest in the Equipment, this Lease or any additional collateral given in connection with the Lease.

4. DISCLAIMER OF WARRANTIES

LESSOR IS NOT THE MANUFACTURER OR SUPPLIER OF THE EQUIPMENT, NOR THE AGENT THEREOF, AND MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE MERCHANTABILITY OF THE EQUIPMENT, ITS FITNESS FOR A PARTICULAR PURPOSE, ITS DESIGN OR CONDITION, ITS CAPACITY OR DURABILITY, THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN THE MANUFACTURE OR ASSEMBLY OF THE EQUIPMENT, OR THE CONFORMITY OF THE EQUIPMENT TO THE PROVISIONS AND SPECIFICATIONS OF ANY PURCHASE ORDER RELATING THERETO, OR PATENT INFRINGEMENTS, AND LESSOR HEREBY DISCLAIMS ANY SUCH WARRANTY. LESSOR IS NOT RESPONSIBLE FOR ANY REPAIRS OR SERVICE TO THE EQUIPMENT, DEFECTS THEREIN OR FAILURES IN THE OPERATION THEREOF. Lessee has made the selection of each item of Equipment and the manufacturer and/or supplier thereof based on its own judgment and expressly disclaims any reliance upon any statements or representations made by Lessor. For so long as no Event of Default has occurred and is continuing, Lessee shall be the beneficiary of, and shall be entitled to, all rights under any applicable manufacturer's or vendor's warranties with respect to the Equipment, to the extent permitted by law. Lessor shall cooperate with Lessee with respect to the resolution of any claims by Lessee under such warranties, in good faith and by appropriate proceedings at Lessee's expense.

If the Equipment is not delivered, is not properly installed, does not operate as warranted, becomes obsolete, or is unsatisfactory for any reason whatsoever, Lessee shall make all claims on account thereof solely against the manufacturer or supplier and not against Lessor, and Lessee shall nevertheless pay all rentals and other sums payable hereunder. Lessee acknowledges that neither the manufacturer or supplier of the Equipment, nor any sales representative or agent thereof, is an agent of Lessor, and no agreement or representation as to the Equipment or any other matter by any such sales representative or agent of the manufacturer or supplier shall in any way affect Lessee's obligations hereunder.

5. REPRESENTATIONS, WARRANTIES AND COVENANTS

Lessee represents and warrants to and covenants with Lessor that:

Lessee has the form of business organization indicated above, Lessee's chief executive office and address for purpose of notices hereunder is as listed above, and Lessee is duly organized and existing in good standing under the laws of the state listed in the caption of this Master Lease, in the state of Colorado and is duly qualified to do business wherever necessary to carry on its present business and operations and to own its property, and Lessee shall provide written notice to Lessor not less than thirty (30) days prior to any contemplated change in Lessee's name, its form, its state of organization, its organizational identification number issued by its state of organization or its chief executive office or notice address; (b) this Lease has been duly authorized by all necessary action on the part of Lessee consistent with its form of organization, does not require any further shareholder, member, manager or partner approval, does not require the approval of, or the giving notice to, any federal, state, local or foreign governmental authority and does not contravene

any law binding on Lessee, any provision of its certificate or articles of incorporation or by-laws, or certificate or articles of organization or operating agreement, or partnership certificate or agreement or any other agreement among the shareholders, members or partners of Lessee, or any agreement, indenture, or other instrument to which Lessee is a party or by which it may be bound; (c) this Lease has been duly executed and delivered by authorized officers, members, managers or partners of Lessee and constitutes a legal, valid and binding obligation of Lessee enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally, and except as such enforceability may be subject to the application of equitable principles, legal or equitable; (d) Lessee has not and will not, directly or indirectly, create, incur or permit to exist any lien, encumbrance, mortgage, pledge, attachment or security interest on or with respect to the Equipment or this Lease (except for tax or repairmen's liens for amounts not yet due and payable or being contested in good faith, as long as there is no material risk of forfeiture with respect to said liens, and except those of persons claiming by, through or under Lessor (collectively, the "**Permitted Liens**"); and (e) there are no pending or threatened actions or proceedings before any court or administrative agency which materially adversely affect Lessee's financial condition or operations, and all credit, financial and other information provided by Lessee or at Lessee's direction is, and all such information hereafter furnished will be, true, correct and complete in all material respects.

6. INDEMNITY

Lessee assumes the risk of liability for, and hereby agrees to indemnify and hold safe and harmless, and covenants to defend, Lessor, its employees, servants and agents from and against: (a) any and all liabilities, losses, damages, claims and expenses (including legal expenses of every kind and nature) arising out of the manufacture, purchase, shipment and delivery of the Equipment to Lessee, acceptance or rejection, ownership, titling, registration, leasing, possession, operation, use, return or other disposition of the Equipment, including, without limitation, any liabilities that may arise from patent or latent defects in the Equipment (whether or not discoverable by Lessee), any claims based on absolute tort liability or warranty and any claims based on patent, trademark or copyright infringement; (b) any and all loss or damage of or to the Equipment; and (c) any obligation or liability to the manufacturer or any supplier of the Equipment arising under any purchase orders issued by or assigned to Lessor, except, following Lessee's acceptance of the Equipment and Lessor's receipt of all required Lease documentation and satisfaction of all conditions precedent therefor, payment of the Acquisition Cost thereof.

7. TAXES AND OTHER CHARGES

Lessee represents, warrants and covenants that: (a) Lessee (i) shall use the Equipment, or cause the Equipment to be used, either (x) within the United States or (y) "in the transportation of property to and from the United States" within the meaning of Section 168(g)(4)(E) of the Internal Revenue Code of 1986, as amended from time to time (the "**Code**"), and (ii) shall maintain records to demonstrate that the Equipment is used in accordance with subclause (i) during each calendar year during the term of this Lease (which records shall be made available to Lessor as and when reasonably requested by Lessor); and (b) the Equipment is, and will be used by Lessee so as to remain, property eligible for the MACRS Deductions. As used herein, ("**MACRS Deductions**") shall mean the deductions under Section 167 of the Code, determined in accordance with the modified Accelerated Cost Recovery System with respect to the Total Cost of any item of the Equipment using the accelerated method set forth in Section 168(b)(1) or 168(b)(2) of the Code as in effect on the date of this Lease for property assigned to the 7-year class of property and taking into account the special depreciation allowance and basis adjustment under Section 168(k)(1) of the Code.

Lessee agrees to defend and indemnify Lessor against liability for all license fees, assessments, and sales, use, property, excise, privilege and other taxes (including any related interest or penalties) or other charges or fees now or hereafter imposed by any governmental body or agency ("**Taxes**") upon any Equipment, or with respect to the manufacturing, ordering, shipment, purchase, ownership, delivery, installation, leasing, operation, possession, use, return, or other disposition thereof or the rentals hereunder.

8. DEFAULT

Lessee shall be in default of this Lease upon the occurrence of any one or more of the following events (each an "**Event of Default**"): (a) Lessee shall fail to make any payment, of rent or otherwise, under any Lease within 60 days of the date when due; or (b) Lessee shall fail to obtain or maintain any of the insurance required under any Lease; or (c) Lessee shall fail to perform or observe any covenant, condition or agreement under any Lease, and such failure continues for 60 days after written notice thereof to Lessee; or (d) Lessee shall default in the payment or performance of any indebtedness or obligation to Lessor or any affiliated person, firm or entity (1) controlling, under common control with or (2) controlled by Lessor, under any loan, note, security agreement, lease, guaranty, title retention or conditional sales agreement or any other instrument or agreement evidencing such indebtedness or equity investment with Lessor or

such other affiliated person, firm or entity controlled by Lessor; or (e) any representation or warranty made by Lessee herein or in any certificate, agreement, statement or document hereto or hereafter furnished to Lessor in connection herewith, including without limitation, any financial information disclosed to Lessor, shall prove to be false or incorrect in any material respect; or (f); the commencement of any bankruptcy, insolvency, arrangement, reorganization, receivership, liquidation or other similar proceeding by Lessee, or the commencement of any such proceeding against Lessee which is not discharged or vacated within 90 days thereof, or the appointment of a trustee, receiver, liquidator or custodian for Lessee or any of its properties of business, or if Lessee suffers the entry of an order for relief under Title 11 of the United States Code; or the making by Lessee of a general assignment or deed of trust for the benefit of creditors; or (g) Lessee shall default in any payment or other obligation to any third party and any applicable grace or cure period with respect thereto has expired; or (h) Lessee shall have terminated its corporate existence, consolidated with, merged into, or conveyed or leased substantially all of its assets as an entirety to any Person other than the Lessor or an affiliate of the Lessor (such actions under this Section 8(h) being referred to as an "**Event**"), unless immediately prior to such Event: (i) such Person executes and delivers to Lessor an agreement reasonably satisfactory in form and substance to Lessor, in its reasonable discretion, containing only such Person's effective assumption, and its agreement to pay, perform, comply with and otherwise be liable for, in due and punctual manner, all of Lessee's obligations having previously arisen, or thereafter arising, under any Lease; and (ii)(A) such Person or the new entity has a Net Worth equal to or greater than Lessee's Net Worth as of January 31, 2018. Lessee shall promptly notify Lessor of the occurrence of any Event of Default or the occurrence or existence of any event or condition, which, upon the giving of notice or lapse of time, or both, may become an Event of Default.

9. REMEDIES; MANDATORY PREPAYMENT

Upon the occurrence of any Event of Default, Lessor may, at its sole option and discretion, exercise one or more of the following remedies with respect to any or all of the Equipment: (a) cause Lessee to promptly return, at Lessee's expense, any or all Equipment to such location as Lessor may designate in accordance with the terms of the Lease including Section 18, or Lessor, at its option, may enter upon the premises where the Equipment is located and take immediate possession of and remove the same by summary proceedings or otherwise, all without liability to Lessor for or by reason of damage to property or such entry or taking possession except for Lessor's gross negligence or willful misconduct; (b) sell any or all Equipment at public or private sale or otherwise dispose of, hold, use, operate, lease to others or keep idle the Equipment, all as Lessor in its sole discretion may determine and all free and clear of any rights of Lessee; (c) remedy such default, including making repairs or modifications to the Equipment, for the account and expense of Lessee, and Lessee agrees to reimburse Lessor for all of Lessor's costs and expenses; (d) by written notice to Lessee, cancel the Lease with respect to any or all Lease Schedules and the Equipment subject thereto, as such notice shall specify, and, with respect to such canceled Lease Schedules and Equipment, declare immediately due and payable and recover from Lessee, as liquidated damages for loss of Lessor's bargain and not as a penalty, an amount equal to the Stipulated Loss Value, calculated as of the next following Rental Payment Date; (e) apply any deposit or other cash collateral or sale or remarketing proceeds of the Equipment at any time to reduce any amounts due to Lessor by Lessee under this Lease; and (f) exercise any other right or remedy which may be available to Lessor under applicable law, or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof, including reasonable attorneys' fees and court costs. In addition, Lessee shall pay overdue interest on any delinquent payment or other amounts due under the Lease (by reason of acceleration or otherwise) from 30 days after the due date until paid at the rate of 1 1/2% per month or the maximum amount permitted by applicable law, whichever is lower. Notice of Lessor's intention to accelerate, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor, or any other notice whatsoever (other than notices specifically required of Lessor pursuant to Section 8 of this Master Lease) are hereby waived by Lessee and any endorser, guarantor, surety or other party liable in any capacity for any of the Lessee's obligations under or in respect of the Lease. No remedy referred to in this Section 9 shall be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity.

At any sale of the Equipment pursuant to this Section 9, Lessor may bid for the Equipment. Notice required, if any, of any sale or other disposition hereunder by Lessor shall be satisfied by the mailing of such notice to Lessee at least ten (10) days prior to such sale or other disposition. In the event Lessor takes possession and disposes of the Equipment, the proceeds of any such disposition shall be applied in the following order: (i) to all of Lessor's costs, charges and expenses incurred in taking, removing, holding, repairing and selling or leasing the Equipment; (ii) to the extent not previously paid by Lessee, to pay Lessor for any damages then remaining unpaid hereunder; (iii) to reimburse Lessee for any sums previously paid by Lessee as damages hereunder (including, without limitation, any payments made pursuant to Section 9(d)); and (iv) the balance, if any, shall be retained by Lessor. A cancellation shall occur only upon written notice by Lessor and only with respect to such Equipment as Lessor shall specify in such notice. Cancellation under this Section 9 shall

not affect Lessee's duty to perform Lessee's obligations hereunder to Lessor in full. Upon the occurrence of an Event of Default under Section 8(f), the remedy set forth in Section 9(d) shall be deemed to be exercised by Lessor without the requirement of written notice or of any other act or declaration by Lessor, and the liquidated damages described therein shall be immediately due and payable. Lessee agrees to reimburse Lessor on demand for any and all costs and expenses incurred by Lessor in enforcing its rights and remedies hereunder following the occurrence of an Event of Default, including, without limitation, reasonable attorney's fees, and the costs of repossession, storage, insuring, reletting, selling and disposing of any and all Equipment.

10. SECURITY; ADDITIONAL SECURITY

Lessee hereby grants to Lessor, to secure the payment and performance in full of all of Lessee's obligations under the Lease, a security interest in all Equipment subject to and more particularly described in the Lease Schedule in which Lessee may now or hereafter have rights, and all parts, accessories, accessions and attachments thereto, except for any Improvements that are not Non-Severable Improvements (as defined in Section 12), and all replacements, substitutions and exchanges (including trade-ins) for such goods, together with proceeds of all of the foregoing, including goods, accounts, chattel paper, documents, instruments, general intangibles, investment property, deposit accounts, letter of credit rights and supporting obligations, plus any equity interest the Lessee or its affiliates may have in the Lessor or the Lessor's affiliates (the "**Collateral**"), provided that with respect to any Lease Schedule, the foregoing grant of a security interest is made on a precautionary basis and shall not of itself be a factor in determining whether the Collateral secures an obligation or whether the Lease creates a security interest. For so long as any obligations of Lessee shall remain outstanding under any Lease, Lessee hereby further grants to Lessor a security interest in all of Lessee's rights in and to Equipment subject to such Lease from time to time, to secure the prompt payment and performance when due (by reason of acceleration or otherwise) of each and every indebtedness, obligation or liability of Lessee owing to Lessor, whether now existing or hereafter arising, including but not limited to all of such obligations under or in respect of any Lease. The extent to which Lessor shall have a purchase money security interest in any item of Equipment under a Lease which is deemed to create a security interest under Section 1-201(35) of the Uniform Commercial Code ("**UCC**") shall be determined by reference to the Acquisition Cost of such item financed by Lessor. The term **"Lessor"** as used in this Section 10 shall include any affiliated person, firm or entity controlling, under common control or controlled by Lessor.

11. NOTICES

Any notices or demands required or permitted to be given under this Lease (a) shall be given in writing, (b) shall become effective (i) if delivered with receipt acknowledged, such as by Airborne, FedEx, UPS or other private courier service, on the date of such receipt, (ii) if delivery by either private courier or U. S. Postal Service is attempted but refused, on the date of such refusal, or (iii) if mailed by certified or registered mail, return receipt requested, postage prepaid, then on the earlier of the date of receipt or the fifth day following such mailing, and (c) shall be addressed to Lessor to the attention of Chet Billingsley, and to Lessee at the address set forth above, or to such other address as the party to receive notice hereafter designates by such written notice.

12. USE; MAINTENANCE; INSPECTION; LOSS AND DAMAGE

During the Lease Term for each item of Equipment, Lessee shall, unless Lessor shall otherwise consent in writing: (a) have the unrestricted right to use the Equipment in its operations; (b) permit each item of Equipment to be used by qualified personnel solely for business purposes and the purpose for which it was designed and shall, at its sole expense, service, repair, overhaul and maintain each item of Equipment in good operating order, consistent with prudent industry practice (but, in no event less than the same extent to which Lessee maintains other similar equipment in the prudent management of its assets and properties) and in compliance with all applicable laws, ordinances, regulations, and maintenance standards and conditions of all insurance policies required to be maintained by Lessee under the Lease and all manuals, orders, recommendations, instructions and other written requirements as to the repair and maintenance of such item of Equipment issued at any time by the vendor and/or manufacturer thereof; (c) maintain conspicuously on any Equipment such labels, brass tags, plates, decals or other markings as Lessor may reasonably require, stating that Lessor is owner of such Equipment provided, however, that Lessee may cause the Equipment to be lettered with the names or initials or other insignia customarily used by Lessee; (d) furnish to Lessor such information concerning the condition, location, use and operation of the Equipment as Lessor may request; (e) upon forty-eight (48) hours prior notice from Lessor, Lessee shall use its reasonable best efforts to afford any person designated by Lessor access to the premises where the Equipment is located for the purpose of inspecting such Equipment and all applicable maintenance or other records at any reasonable time during normal business hours, provided that such inspection shall be at the sole risk of Lessor and shall be conducted in such a manner as to not disrupt the normal operation of the Equipment, provided, however, that the failure of Lessor to inspect the Equipment or to inform Lessee of any noncompliance shall not relieve Lessee of any

of its obligations hereunder; (f) keep the Equipment in compliance with all of the terms and conditions of the Lease; (g) not permanently discontinue use of the Equipment, and shall not use any Equipment, nor allow the same to be used, for any unlawful purpose under applicable state law or local laws, nor in connection with any property or material that would subject the Lessor to any liability under any state or federal statute or regulation pertaining to the production, transport, storage, disposal or discharge of hazardous or toxic waste or materials; and (h) make no additions, alterations, modifications or improvements (collectively, **"Improvements"**) to any item of Equipment or ("**Non-Severable Improvements**"), meaning Improvements and modifications made to the Equipment during the Lease that if removed would render the Equipment unable to operate as it was modified to do, or that are not readily removable without causing material damage to such item of Equipment or which will cause the value, utility or useful life of such item of Equipment to materially decline.

As between Lessor and Lessee, Lessee hereby assumes all risk of loss, damage or destruction for whatever reason to the Equipment from and after the earlier of the date (i) on which the Equipment is ordered or (ii) Lessor pays the purchase price of the Equipment, and continuing until the Equipment has been returned to, and accepted by, Lessor in the condition required by the Lease, including Section 18 upon the expiration of the Lease Term. If during the Lease Term all or any portion of an item of Equipment shall become lost, stolen, destroyed, damaged beyond repair or rendered permanently unfit for use for any reason, or in the event of any condemnation, confiscation, theft or seizure or requisition of title to or use of such item, Lessee shall immediately pay to Lessor an amount equal to the Stipulated Loss Value of such item of Equipment, as of the next following Rental Payment Date.

13. INSURANCE

Lessee shall procure and maintain insurance in such amounts and upon such terms and with such companies as Lessor may approve, during the entire Lease Term and until the Equipment has been returned to, and accepted by, Lessor in the condition required by Section 18 hereof, at Lessee's expense, provided that in no event shall such insurance be less than the following coverages and amounts: (a) Worker's Compensation and Employer's Liability Insurance, in the full statutory amounts provided by law; (b) Comprehensive General Liability Insurance including product/completed operations and contractual liability coverage, with minimum limits of $1,000,000 each occurrence, and Combined Single Limit Body Injury and Property Damage, $1,000,000 aggregate, where applicable; and (c) All Risk Physical Damage Insurance on each item of Equipment, in an amount not less than the lesser of the Stipulated Loss Value of the Equipment or (if available) its full replacement value. For all Insurance, a lesser amount may be agreed to by the Lessor or provided by Lessor with a Thirty Percent (30%) risk premium and administrative mark-up. Lessor will be included as an additional insured and loss payee as its interest may appear. Such policies shall be endorsed to provide that the coverage afforded to Lessor shall not be rescinded, impaired or invalidated by any act or neglect of Lessee. Lessee hereby waives any of Lessee's rights or its insurance carrier's rights to make any and all claims, whether through rights of subrogation, reimbursement or otherwise, against Lessor for or in connection with any loss or damage resulting in any claim under the insurance policies required to be maintained hereunder.

All policies shall be endorsed or contain a clause requiring the insurer to furnish Lessor with at least 30 days' prior written notice of any material change, cancellation or non-renewal of coverage. Within 30 days of execution of this Lease, Lessee shall furnish Lessor with a certificate of insurance or other evidence satisfactory to Lessor that such insurance coverage is in effect, provided, however, that Lessor shall be under no duty either to ascertain the existence of or to examine such insurance coverage or to advise Lessee in the event such insurance coverage should not comply with the requirements hereof. In case of failure of Lessee to procure or maintain insurance, Lessor may at its option obtain such insurance, the cost of which will be paid by the Lessee as additional rentals. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact to file, settle or adjust, and receive payment of claims made under any such insurance policy on or after the occurrence of an Event of Default, and to endorse Lessee's name on any checks, drafts or other instruments on payment of such claims. Lessee further agrees to give Lessor prompt notice of any damage to or loss of, any item of Equipment, which constitutes a total loss of such item of Equipment.

14. LIMITATION OF LIABILITY

Lessor shall have no liability in connection with or arising out of the ownership, leasing, furnishing, performance or use of the Equipment or any special, indirect, incidental or consequential damages of any kind or character, including, without limitation, loss of use of production facilities or equipment, loss of profits, property damage or lost production, whether suffered by Lessee or any third party, except to the extent attributable to the gross negligence or willful misconduct of Lessor.

15. FURTHER ASSURANCES

Lessee shall promptly execute and deliver to Lessor such further documents and take such further action as Lessor may reasonably require in order to more effectively carry out the intent and purpose of this Lease. Lessee covenants and agrees that Lessee will furnish Lessor (a) within sixty (60) days after the end of each fiscal year of Lessee, a balance sheet of Lessee as at the end of such year, and the related statement of income and statement of changes in financial position of Lessee for such fiscal year, prepared in accordance with Generally Accepted Accounting Principles (GAAP), all in reasonable detail and certified by independent certified public accountants of nationally recognized standing selected by Lessee; and, (b) within thirty (30) days after the end of each quarter of Lessee's fiscal year, a balance sheet of Lessee as at the end of such quarter, and the related statement of income and statement of changes in financial position of Lessee for such quarter, prepared in accordance with generally accepted accounting principles.

16. ASSIGNMENT

This Lease and all rights of Lessor hereunder shall be assignable by Lessor, in whole or in part, absolutely or as security, to any Assignee without notice to Lessee, subject to the rights of Lessee hereunder for the use and possession of the Equipment for so long as no Event of Default has occurred and is continuing hereunder. Any such assignment shall not relieve Lessor of its obligations hereunder unless specifically assumed by the Assignee, and **Lessee shall not assert any defense, rights of set-off or counterclaim against any Assignee, nor hold or attempt to hold such Assignee liable for any of Lessor's obligations hereunder**. No such assignment shall materially increase Lessee's obligations hereunder. LESSEE SHALL NOT ASSIGN OR DISPOSE OF ANY OF ITS RIGHTS OR OBLIGATIONS UNDER THIS LEASE OR ENTER INTO ANY SUBLEASE WITH RESPECT TO ANY OF THE EQUIPMENT WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF LESSOR.

17. LESSEE'S OBLIGATION UNCONDITIONAL

This Lease is a net lease and Lessee hereby agrees that it shall not be entitled to any abatement of rents or of any other amounts payable hereunder by Lessee, and that its obligation to pay all rent and any other amounts owing hereunder shall be absolute and unconditional under all circumstances, notwithstanding: (i) any claim by Lessee to any right of set-off, counterclaim, recoupment, defense or other right which Lessee may have against Lessor, any seller or manufacturer of any Equipment or anyone else for any reason whatsoever; (ii) the existence of any liens, encumbrances or rights of others whatsoever with respect to any Equipment, whether or not resulting from claims against Lessor not related to the ownership of such Equipment; or (iii) any other event or circumstances whatsoever. Each Rental Payment or other amount paid by Lessee hereunder shall be final and Lessee will not seek to recover all or any part of such payment from Lessor for any reason whatsoever.

18. RETURN OF EQUIPMENT

Upon the expiration, cancellation or earlier termination of the Lease Term, any Renewal Term, if applicable, or any Build-Down Period (as defined below), if applicable, with respect to any Equipment, and provided that Lessee has not validly exercised any purchase option with respect thereto, Lessee shall at Lessee expense: (a) return the Equipment to any designated facility of Lessor or to another facility of a third party designated by Lessor, which may be located within the metropolitan areas of Denver, San Diego, Los Angeles, San Francisco or at any other mutually agreed upon location (individually a "**Designated Facility**" and collectively, the "**Designated Facilities**"), and in the manner designated by this Lease including, as reasonably required by Lessor, securing arrangements for shipment with all parts and pieces on a carrier designated or approved by Lessor, and then reassembly (including, if necessary, repair and overhaul) by such representative at the return location in the condition the Equipment is required to be maintained by the Lease and in such condition as will make the Equipment immediately able to perform all functions for which the Equipment was originally designed.

19. MISCELLANEOUS; DEFINITIONS; ENFORCEABILITY AND GOVERNING LAW

Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given. Time is of the essence in the payment and performance of all of Lessee's obligations under the Lease. The captions in this Lease are for convenience only and shall not define or limit any of the terms hereof.

Any provisions of this Lease which are unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof, and any such unenforceability in any jurisdiction shall not render unenforceable such provisions in any other jurisdiction. To the extent permitted by applicable law, Lessee hereby waives; (a) any

provisions of law which render any provision hereof unenforceable in any respect; and (b) all rights and remedies under the California Commercial Code, Colorado Uniform Commercial Code, or corresponding provisions of the UCC article or division pertaining to personal property leasing in any jurisdiction in which enforcement of this Lease is sought. Any requirement for the execution and delivery of any document, instrument or notice may be satisfied, in Lessor's sole discretion and to the extent permitted by the UCC, by authentication of such document, instrument or notice as a record within the meaning of Article 9 of the UCC.

Lessor and Lessee agree that changes to the Federal Government's administration and the manner in which the federal government regulates cannabis, including how it intends to enforce laws prohibiting medical marijuana and recreational cannabis use could materially negatively affect this Lease. Lessee agrees to use best efforts comply with all cannabis rules and regulations pursuant to the rules issued by the Colorado Department of Revenue Marijuana Enforcement Division (MED) as the Medical Marijuana Code, Title 12, Article 43.3, and Sections 101 *et. seq.* (12-43.3-101 *et. seq.* C.R.S.) and the Retail Marijuana Code, Title 12, Article 43.4 and Sections101 *et. seq.* (12-43.4-101 *eq. seq.* C.R.S.), as amended, and will use the Equipment in compliance with the Colorado state and local rules where the Equipment is located. Should Lessee not be in compliance, Lessee will promptly notify Lessor and will make every effort to correct any shortfall in Lessee's operations that may determinably affect the Equipment and the Lease.

20. GUARANTEE

In consideration for Lessor's leasing the Equipment to Lessee, the undersigned Guarantors jointly and severally guarantee the performance of Lessee under the Master Lease and any under any Lease Schedule(s) incorporated with this Master Lease and hereby agrees to the following:

(i) If Lessee fails to make any payment, under an Event of Default pursuant to Section 8 of this Master Lease or should Lessee be in default under any default provisions of Lease Schedule(s), Guarantors will jointly and severally, upon demand by Lessor, make such payment to Lessor or Lessor's agent per Lessor's instructions. If Lessee otherwise breaches the Master Lease or the Lease Schedule(s), upon demand by Lessor, Guarantors will jointly and severally cure the breach pursuant to Section 9 of this Master Lease to fully compensate Lessor for Lessor's loss resulting from the breach.

(ii) This Guaranty to the Master Lease and Lease Schedule(s) shall be extended with any extensions, amendments, or renewals of the Master Lease and Lease Schedule(s). Guarantors waive any rights to receive notice of any acceptance, modification, amendment, extension, renewal, or breach of the Master Lease or Lease Schedule(s) from Lessor and will receive such information directly from Lessee in writing.

(iii) If all or any portion of any Lease herein is accepted for assignment by Lessor and all or some portion of the Lease is assigned to another party as elsewhere specified in the Master Lease and the Lease Schedule(s) herein, then, the original Lessee will automatically, without further action, become an additional guarantor jointly and severally responsible for the obligations specified in this Section and the obligations specified in the Master Lease and Lease Schedule(s), as amended at that time.

THIS LEASE AND THE LEGAL RELATIONS OF THE PARTIES HERETO SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO PRINCIPLES REGARDING THE CHOICE OF LAW AND LESSEE SHALL ALSO BE SUBJECT TO THE CANNABIS LAWS OF THE STATE OF COLORADO AS IS APPLICABLE TO LESSEE. NOTWITHSTANDING THE FOREGOING, LESSEE HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA AND THE FEDERAL DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS HEREUNDER, AND EXPRESSLY WAIVES ANY OBJECTIONS THAT IT MAY HAVE TO THE VENUE OF SUCH COURTS. LESSEE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS LEASE. ANY ACTION BY LESSEE AGAINST LESSOR FOR ANY CAUSE OF ACTION RELATING TO THIS LEASE SHALL BE BROUGHT WITHIN ONE YEAR AFTER ANY SUCH CAUSE OF ACTION FIRST ARISES. THIS LEASE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES CONCERNING THE LEASE OF THE EQUIPMENT AND CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES SUPERSEDING ANY AND ALL CONFLICTING TERMS OR PROVISIONS OF ANY PRIOR PROPOSALS, COMMITMENT LETTERS, TERM SHEETS OR OTHER AGREEMENTS OR UNDERSTANDINGS BETWEEN THE PARTIES. THIS LEASE MAY NOT BE CONTRADICTED BY EVIDENCE OF (i) ANY PRIOR WRITTEN OR ORAL AGREEMENTS OR UNDERSTANDINGS, OR (ii) ANY CONTEMPORANEOUS OR SUBSEQUENT ORAL

AGREEMENTS OR UNDERSTANDINGS BETWEEN THE PARTIES, AND LESSEE ACKNOWLEDGES AND CERTIFIES THAT NO SUCH ORAL OR WRITTEN AGREEMENTS OR UNDERSTANDINGS EXIST AS OF THE DATE OF THIS LEASE. THIS LEASE MAY NOT BE AMENDED, NOR MAY ANY RIGHTS UNDER THE LEASE BE WAIVED, EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTY CHARGED WITH SUCH AMENDMENT OR WAIVER.

IN WITNESS WHEREOF, this Master Equipment Lease Agreement is executed and delivered by duly authorized representatives of the parties hereto as of the date set forth below.

LESSOR:

Mentor Partner II, LLC,
a California limited liability company

By: /s/ Chet Billingsley
Chet Billingsley, Chairman & Manager

Date: February 8, 2018

LESSEE:

Pueblo West Organics, LLC,
a Colorado limited liability company

By: /s/ Patrick Leonard
Patrick Leonard, Manager and Member

Date: February 10, 2018

By: /s/ Randy Russell
Randy Russell, Manager and Member

Date: February 11, 2018

GUARANTOR:

Patrick Leonard,
an individual

By: /s/ Patrick Leonard

Date: February 10, 2018

GUARANTOR:

Randy Russell,
an individual

By: /s/ Randy Russell

Date: February 11, 2018

EXHIBIT A

LEASE SCHEDULE NO. 1

This LEASE SCHEDULE NO 1. dated as of this **11th day of February, 2018,** (as amended, modified, supplemented, restated and/or replaced from time to time, this "**Lease Schedule**") is entered into between Mentor Partner II, LLC, a California limited liability company ("**Lessor**"), Pueblo West Organics, LLC, a Colorado limited liability company ("**Lessee**"), and Patrick Leonard, an individual and Randy Russell, an individual, referred to as either ("**Guarantor**" or "**Guarantors**") pursuant to that certain Master Equipment Lease Agreement dated as of **February 11, 2018**, (as amended, modified, supplemented, restated and/or replaced from time to time, the "**Lease**") between Lessor and Lessee. Capitalized terms used without definition in this Lease Schedule and certain other terms that are not capitalized shall have the meanings ascribed to them in the Lease, to the extent defined therein. Likewise, the rules of construction set forth in the Lease shall apply to this Lease Schedule. The provisions of the Lease, solely as they relate to the Equipment leased hereunder, are hereby incorporated into and shall be deemed a part of this Lease Schedule; provided, however, to the extent of any conflict between the terms of the Lease and this Lease Schedule, the terms of this Lease Schedule shall govern. This Lease Schedule shall be deemed a separate instrument of lease.

1. EQUIPMENT. The Equipment leased pursuant to this Lease Schedule includes in the aggregate all the property described in each of the applicable **Equipment Schedules**, attached hereto as **EXHIBIT B**, *"Equipment Schedule"* to this Lease Schedule. The sum of the Total Invoice Cost (as defined below) for all schedules to this Lease Schedule is the "Acquisition Cost" as defined in Section 1 of the Master Lease. Each "Total Invoice Cost" for each Lease Schedule will be calculated according to the criteria for the Acquisition Cost defined therein. As of the effectiveness of each Equipment Schedule, the Equipment therein described shall automatically, without the need for further action, be deemed to constitute additional equipment for purposes of this Lease Schedule. The total invoice cost of the Equipment leased pursuant to this Lease Schedule (the "**Total Invoice Cost**") is equal to the aggregate total invoice cost of the Equipment described in each of the Equipment Schedules to this Equipment Schedule, attached hereto as **EXHIBIT B-1**, *"Equipment Description"* to this Lease Schedule. As of the effectiveness of each Equipment Schedule, the total invoice cost of the Equipment therein described shall automatically, without the need for further action, be deemed to constitute an addition to the Total Invoice Cost for purposes of this Lease Schedule.

2. TERM. Upon and after the date of execution hereof, the Equipment shall be hereby leased by Lessor to Lessee on the terms and conditions of the Lease Schedule, this Lease Schedule and any other Lease Documents entered into in connection herewith. The term of lease with respect to the Equipment (excluding any Renewal Term (hereinafter defined), if any, that is elected by Lessee in accordance with the requirements of this Lease Schedule) shall commence on **February 10, 2018** (the "**Term Commencement Date**") and the obligations of Lessee under this Lease Schedule will be amortized over a period of **seven (7) years** (the "**Term**").

3. RENT. Commencing on **March 10, 2018**, and the **10th day** of the month hereinafter, the monthly rent for the Equipment during the Term of this Lease Schedule shall be **Seven Thousand Six Hundred Eleven and 18/100 ($7,611.18)** per month, calculated at a **Ten Percent (10%)** annual interest rate over seven (7) years in **eighty-four (84) monthly payment installments** of (i) the principal amount, computed as a percentage of the Total Invoice Cost, plus (ii) a risk premium and resale markup amount, computed at a percentage rate of **Thirty Percent (30%)** as the percentage of the balance of the Total Invoice Cost, plus (iii) an administrative fee of **Four Cents ($0.04)** on each One Hundred and 00/100 Dollars ($100.00) of the original Invoice Cost, as set forth in more detail in **EXHIBIT C** *"Schedule of Rent Amounts,"* attached hereto as to this Lease Schedule. Notwithstanding the foregoing, the final total monthly Lease cost is Two and 20/100 Dollars ($2.20) per One Hundred and 00/100 Dollars ($100.00) of total, fully loaded costs, of all sorts paid by Lessor, as that number is finalized and mathematically calculated and adjusted by Lessor for the parties.

4. LESSEE'S CONFIRMATION. Lessee hereby confirms and warrants to Lessor that the Equipment: (i) is hereby accepted for all purposes of the Lease, and (ii) is a part of the "Equipment" referred to in the Lease and is taken subject to all terms and conditions therein and herein provided. Lessee acknowledges and agrees that: (i) Lessor did not select, manufacture or supply the Equipment; (ii) Lessor acquired the Equipment in connection with the Lease and this Lease Schedule; and (iii) execution and delivery of this Lease Schedule shall constitute a confirmation from Lessee that the conditions of effectiveness for this Lease Schedule, as set forth in Section 5(b) of the Lease, have been fully satisfied.

5. LOCATION OF EQUIPMENT. The initial location of the Equipment is specified on **EXHIBIT B-1**, *"Equipment Description"* of Equipment Schedule to this Lease Schedule. The Equipment leased pursuant to this Lease Schedule shall not be relocated except (a) for

maintenance, or (b) upon prior written notice to Lessor identifying such new location to the reasonable satisfaction to Lessor and then only to another location owned or leased by Lessee within the continental United States. Upon any such relocation of the Equipment pursuant to the foregoing Section 5(b), Lessee shall provide Lessor with a new Equipment location notice and arrival date for such Equipment (to the extent such new location is not described in the prior Equipment Description), the ("**Notice of Equipment Arrival Date**") lien searches as requested by Lessor, Uniform Commercial Code financing statements and fixture filings as requested by Lessor and to the extent such Equipment is not located on premises owned by Lessee in fee simple, a landlord lien waiver regarding the Equipment at the new location.

6. LATE CHARGE RATE. Rent payments not received by the **20th day of the month** shall be considered late and will be subject to **five percent (5%)** penalty ("**Late Charge Rate**").

7. SCHEDULES. Each Equipment Schedule with respect to this Lease Schedule is incorporated herein by reference and shall be applicable solely to the Equipment described in this Lease Schedule. Subject to the terms of Section 5 of this Lease Schedule, Lessee shall provide Lessor with a Notice of Equipment Arrival Date in order to specify the delivery of the Equipment. Concurrent with or prior to the Equipment Arrival Date, Lessor shall cause to be filed amendments to the Uniform Commercial Code financing statements, fixture filings and other filings and recordings previously filed by Lessor (or if no such filing has previously been made, initial filings as are necessary to provide for a perfected lien in favor of Lessor) with respect to the Collateral subject to this Lease Schedule with a revised description of the applicable Equipment by manufacturer, make, model and serial number, all in form reasonably satisfactory to Lessor. As of the Term commencement date, the Schedule of Rent Amounts shall be finalized and incorporated herein by reference and shall be applicable solely to the Equipment described in this Lease Schedule. To the extent Lessee and Lessor cannot agree to a rent amount prior to the Term Commencement Date, then on the Term Commencement Date Lessee shall pay to Lessor the rent due on that date plus the aggregate Total Invoice Cost for all the Equipment and any other sums due hereunder with respect to the Equipment. Upon making such payment, this Lease and the obligation to make future rental payments shall terminate solely with respect to the Equipment, and Lessee shall become entitled to such Equipment on an "AS-IS, WHERE-IS AND WITH ALL FAULTS" basis, without warranty, express or implied, with respect to any matter whatsoever. Lessor shall deliver to Lessee a Bill of Sale transferring and assigning to Lessee, without recourse to Lessor or warranty, express or implied, with respect to any matter whatsoever, all of Lessor's interest in and to such Equipment. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of the Equipment or any other matters.

8. END OF TERM PURCHASE.

Lessee shall have the option, upon the expiration of the Term with respect to the Equipment, to purchase all (but not less than all) of the Equipment upon the following terms and conditions: If Lessee desires to exercise this option, Lessee shall pay to Lessor on the last day of the Term with respect to the Equipment, in addition to all sums then due or accrued hereunder, in cash for **One and 00/100 Dollar ($1.00)**, plus all taxes and charges upon sale and all other documented expenses incurred by Lessor in connection with such sale, including any such expenses incurred based on a notice from Lessee to Lessor that Lessee intended to return the Equipment. Upon satisfaction of the conditions specified in this Section, Lessor will transfer, on an "AS IS, WHERE IS AND WITH ALL FAULTS BASIS", without recourse or warranty, express or implied, of any kind whatsoever, all of Lessor's interest in and to the Equipment. Lessor shall execute and deliver to Lessee such Uniform Commercial Code termination statements as reasonably may be required in order to terminate any interest of Lessor in and to the Equipment.

***** SIGNATURES ON FOLLOWING PAGE *****

IN WITNESS WHEREOF, the parties hereto have caused this Lease Schedule to be duly executed as of the day and year first above set forth.

LESSOR:

Mentor Partner II, LLC,
a California limited liability company

By: /s/ Chet Billingsley
Chet Billingsley, Chairman & Manager

Date: February 8, 2018

LESSEE:

Pueblo West Organics, LLC,
a Colorado limited liability company

By: /s/ Patrick Leonard
Patrick Leonard, Manager and Member

Date: February 10, 2018

By: /s/ Randy Russell
Randy Russell, Manager and Member

Date: February 11, 2018

GUARANTOR:

Patrick Leonard,
an individual

By: /s/ Patrick Leonard

Date: February 10, 2018

GUARANTOR:

Randy Russell,
an individual

By: /s/ Randy Russell

Date: February 11, 2018

THE ONE AND ONLY CHATTEL PAPER ORIGINAL OF THIS LEASE SCHEDULE IS EVIDENCED BY THE EXECUTION BY LESSOR OF THE ACCEPTANCE AND ACKNOWLEDGEMENT BELOW.

ACCEPTED AND ACKNOWLEDGED BY LESSOR TO EVIDENCE THE CHATTEL PAPER ORIGINAL:

MENTOR PARTNER II, LLC

By: /s/ Chet Billingsley
Chet Billingsley, Chairman & Manager

Date: February 13, 2018

EXHIBIT B

EQUIPMENT SCHEDULE

THIS EQUIPMENT SCHEDULE DATED AND EFFECTIVE AS OF FEBRUARY 11, 2018 (THE **EQUIPMENT SCHEDULE**") IS HEREBY INCORPORATED IN AND MADE A PART OF **LEASE SCHEDULE NO. 1** (THE "**LEASE SCHEDULE**") TO MASTER EQUIPMENT LEASE AGREEMENT DATED AS OF FEBRUARY 11, 2018 (AS AMENDED, MODIFIED, SUPPLEMENTED, RESTATED AND/OR REPLACED FROM TIME TO TIME, THE "LEASE"), EACH OF THE FOREGOING BETWEEN MENTOR PARTNER II, LLC, A CALIFORNIA LIMITED LIABILITY COMPANY ("**LESSOR**") AND PUEBLO WEST ORGANICS, LLC, A COLORADO LIMITED LIABILITY COMPANY ("**LESSEE**").

a. The parties agree as follows:

The "**Equipment**" referenced herein includes the property (collectively, and including any and all contract rights, expenses approved by Lessor, equipment described in **EXHIBIT B-1**,"*Equipment Description*" attached hereto and made a part hereof) and all additions, improvements, repairs (including without limitation replacement parts), replacements purchased with insurance proceeds of such property, attachments and proceeds of any of the foregoing (cash and non-cash, including without limitation insurance proceeds from any casualty loss and proceeds arising from the sale or disposition, in each case of any of the foregoing), excluding however proceeds from the subleasing of any such property or otherwise from the provision of rights of usage of such property provided by Lessee in favor of any third party.

The Equipment is subject to a number of **Purchase Documents,** a copy of which is set forth in **EXHIBIT B-2**, "*Documents Supporting Equipment Ownership*" attached hereto and made a part hereof.

The Equipment is automatically, without the need for further action, deemed to constitute additional Equipment for purposes of the Lease Schedule.

The Total Invoice Cost of the Equipment is **Four Hundred Fifty-Eight Thousand Four Hundred Seventy-Two and 00/100 Dollars ($458,472.00)**, and such amount shall automatically, without the need for further action, be deemed to constitute an addition to the **Total Invoice Cost** (as defined in the Lease Schedule) for purposes of the Lease Schedule.

b. Lessee hereby confirms that (i) the Equipment is, or upon completion of the assembly thereof will be, located at the street address set forth in **EXHIBIT B-1**, "*Equipment Description.*"

IN WITNESS WHEREOF, the parties hereto have caused this Equipment Schedule to be duly executed as of the day and year first above set forth.

LESSOR:

Mentor Partner II, LLC,
a California limited liability company

By: /s/ Chet Billingsley
Chet Billingsley, Chairman & Manager

Date: February 8, 2018

LESSEE:

Pueblo West Organics, LLC,
a Colorado limited liability company

By: /s/ Patrick Leonard
Patrick Leonard, Manager and Member

Date: February 10, 2018

By: /s/ Randy Russell
Randy Russell, Manager and Member

Date: February 11, 2018

EXHIBIT B-1

EQUIPMENT DESCRIPTION

EQUIPMENT DESCRIPTION AND LOCATION

Item	Part	Equip Location	Description	Quote/Invoice	Markup	Cost to Pueblo West (a)	Payment	Vendor Purchase Terms
a	SFE2x10L-PP	1	Supercritical Fluid Extraction System 2 x10L, 50Kg/hr flow with co-solvent pump	340,087.45				
			Estimated Freight	Unknown				
			Estimated sales/use tax	12,583.24				
				352,670.69	30%	458,472.00		50% down, 50% on shipment
			Total Equipment	**$ 352,670.69**		**$ 458,472.00**	**TOTAL INVOICE COST**	
			Increase from original lease document	(12,583.24)				

* Amount does not include the administrative charge of $0.04 per month per $100 of original equipment cost that will be included on the monthly invoice.

EXHIBIT B-2

DOCUMENTS SUPPORTING EQUIPMENT OWNERSHIP

[Attach the Relevant Purchase Documents]

EXHIBIT C

SCHEDULE OF RENT AMOUNTS

THIS SCHEDULE OF RENT AMOUNTS DATED AND EFFECTIVE AS OF FEBRUARY 11, 2018 (THE "**SCHEDULE OF RENT AMOUNTS**") IS HEREBY INCORPORATED IN AND MADE A PART OF **LEASE SCHEDULE NO. 1** (THE "**LEASE SCHEDULE**") TO MASTER EQUIPMENT LEASE AGREEMENT DATED AS OF FEBRUARY 11, 2018 (AS AMENDED, MODIFIED, SUPPLEMENTED, RESTATED AND/OR REPLACED FROM TIME TO TIME, THE "**LEASE**"), EACH OF THE FOREGOING BETWEEN MENTOR PARTNER II, LLC, A CALIFORNIA LIMITED LIABILITY COMPANY ("**LESSOR**"), PUEBLO WEST ORGANICS, LLC, A COLORADO LIMITED LIABILITY COMPANY ("**LESSEE**"), AND PATRICK LEONARD, AN INDVIDUAL AND RANDY RUSSELL, AN INDIVIDUAL (THE "**GUARANTOR**" THE OR "**GUARANTORS**").

The parties agree as follows:

LEASE AMORTIZATION SCHEDULE

ENTER VALUES	
Equipment amount	$458,472.00
Annual interest rate	10.00%
Lease period in years	7
Number of payments per year	12
Lease Commencement	2/10/2018
First Payment	3/10/2018
Optional extra payments	$ -

LEASE SUMMARY	
Scheduled payment	$7,611.18
Scheduled number of payments	84
Actual number of payments	84
Total early payments	$0.00
Total interest	$180,866.96
LESSOR NAM	Mentor Partner II, LLC

PMT NO	PAYMENT DATE	BEGINNING BALANCE	SCHEDULED PAYMENT	EXTRA PAYMENT	Admin Fee $0.04 per $100 Orig Cost	TOTAL PAYMENT	PRINCIPAL	INTEREST	ENDING BALANCE	CUMULATIVE INTEREST	Chg per $100 Mentor Cost
1	3/10/2018	$458,472.00	$7,611.18	$0.00	$141.07	$7,752.25	$3,790.58	$3,820.60	$454,681.42	$3,820.60	2.2
2	4/10/2018	$454,681.42	$7,611.18	$0.00	$141.07	$7,752.25	$3,822.17	$3,789.01	$450,859.26	$7,609.61	2.2
3	5/10/2018	$450,859.26	$7,611.18	$0.00	$141.07	$7,752.25	$3,854.02	$3,757.16	$447,005.24	$11,366.77	2.2
4	6/10/2018	$447,005.24	$7,611.18	$0.00	$141.07	$7,752.25	$3,886.13	$3,725.04	$443,119.10	$15,091.82	2.2
5	7/10/2018	$443,119.10	$7,611.18	$0.00	$141.07	$7,752.25	$3,918.52	$3,692.66	$439,200.58	$18,784.48	2.2
6	8/10/2018	$439,200.58	$7,611.18	$0.00	$141.07	$7,752.25	$3,951.17	$3,660.00	$435,249.41	$22,444.48	2.2
7	9/10/2018	$435,249.41	$7,611.18	$0.00	$141.07	$7,752.25	$3,984.10	$3,627.08	$431,265.31	$26,071.56	2.2
8	10/10/2018	$431,265.31	$7,611.18	$0.00	$141.07	$7,752.25	$4,017.30	$3,593.88	$427,248.01	$29,665.44	2.2
9	11/10/2018	$427,248.01	$7,611.18	$0.00	$141.07	$7,752.25	$4,050.78	$3,560.40	$423,197.23	$33,225.84	2.2
10	12/10/2018	$423,197.23	$7,611.18	$0.00	$141.07	$7,752.25	$4,084.53	$3,526.64	$419,112.70	$36,752.48	2.2
11	1/10/2019	$419,112.70	$7,611.18	$0.00	$141.07	$7,752.25	$4,118.57	$3,492.61	$414,994.13	$40,245.09	2.2
12	2/10/2019	$414,994.13	$7,611.18	$0.00	$141.07	$7,752.25	$4,152.89	$3,458.28	$410,841.23	$43,703.37	2.2
13	3/10/2019	$410,841.23	$7,611.18	$0.00	$141.07	$7,752.25	$4,187.50	$3,423.68	$406,653.73	$47,127.05	2.2
14	4/10/2019	$406,653.73	$7,611.18	$0.00	$141.07	$7,752.25	$4,222.40	$3,388.78	$402,431.34	$50,515.83	2.2
15	5/10/2019	$402,431.34	$7,611.18	$0.00	$141.07	$7,752.25	$4,257.58	$3,353.59	$398,173.75	$53,869.42	2.2
16	6/10/2019	$398,173.75	$7,611.18	$0.00	$141.07	$7,752.25	$4,293.06	$3,318.11	$393,880.69	$57,187.54	2.2
17	7/10/2019	$393,880.69	$7,611.18	$0.00	$141.07	$7,752.25	$4,328.84	$3,282.34	$389,551.85	$60,469.88	2.2
18	8/10/2019	$389,551.85	$7,611.18	$0.00	$141.07	$7,752.25	$4,364.91	$3,246.27	$385,186.94	$63,716.14	2.2
19	9/10/2019	$385,186.94	$7,611.18	$0.00	$141.07	$7,752.25	$4,401.29	$3,209.89	$380,785.65	$66,926.03	2.2
20	10/10/2019	$380,785.65	$7,611.18	$0.00	$141.07	$7,752.25	$4,437.96	$3,173.21	$376,347.69	$70,099.25	2.2
21	11/10/2019	$376,347.69	$7,611.18	$0.00	$141.07	$7,752.25	$4,474.95	$3,136.23	$371,872.74	$73,235.48	2.2
22	12/10/2019	$371,872.74	$7,611.18	$0.00	$141.07	$7,752.25	$4,512.24	$3,098.94	$367,360.50	$76,334.42	2.2
23	1/10/2020	$367,360.50	$7,611.18	$0.00	$141.07	$7,752.25	$4,549.84	$3,061.34	$362,810.66	$79,395.75	2.2
24	2/10/2020	$362,810.66	$7,611.18	$0.00	$141.07	$7,752.25	$4,587.76	$3,023.42	$358,222.90	$82,419.18	2.2
25	3/10/2020	$358,222.90	$7,611.18	$0.00	$141.07	$7,752.25	$4,625.99	$2,985.19	$353,596.92	$85,404.37	2.2
26	4/10/2020	$353,596.92	$7,611.18	$0.00	$141.07	$7,752.25	$4,664.54	$2,946.64	$348,932.38	$88,351.01	2.2
27	5/10/2020	$348,932.38	$7,611.18	$0.00	$141.07	$7,752.25	$4,703.41	$2,907.77	$344,228.97	$91,258.78	2.2
28	6/10/2020	$344,228.97	$7,611.18	$0.00	$141.07	$7,752.25	$4,742.60	$2,868.57	$339,486.37	$94,127.35	2.2
29	7/10/2020	$339,486.37	$7,611.18	$0.00	$141.07	$7,752.25	$4,782.12	$2,829.05	$334,704.24	$96,956.41	2.2
30	8/10/2020	$334,704.24	$7,611.18	$0.00	$141.07	$7,752.25	$4,821.98	$2,789.20	$329,882.27	$99,745.61	2.2
31	9/10/2020	$329,882.27	$7,611.18	$0.00	$141.07	$7,752.25	$4,862.16	$2,749.02	$325,020.11	$102,494.63	2.2
32	10/10/2020	$325,020.11	$7,611.18	$0.00	$141.07	$7,752.25	$4,902.68	$2,708.50	$320,117.43	$105,203.13	2.2
33	11/10/2020	$320,117.43	$7,611.18	$0.00	$141.07	$7,752.25	$4,943.53	$2,667.65	$315,173.90	$107,870.77	2.2
34	12/10/2020	$315,173.90	$7,611.18	$0.00	$141.07	$7,752.25	$4,984.73	$2,626.45	$310,189.17	$110,497.22	2.2
35	1/10/2021	$310,189.17	$7,611.18	$0.00	$141.07	$7,752.25	$5,026.27	$2,584.91	$305,162.90	$113,082.13	2.2
36	2/10/2021	$305,162.90	$7,611.18	$0.00	$141.07	$7,752.25	$5,068.15	$2,543.02	$300,094.75	$115,625.16	2.2
37	3/10/2021	$300,094.75	$7,611.18	$0.00	$141.07	$7,752.25	$5,110.39	$2,500.79	$294,984.36	$118,125.95	2.2
38	4/10/2021	$294,984.36	$7,611.18	$0.00	$141.07	$7,752.25	$5,152.98	$2,458.20	$289,831.38	$120,584.15	2.2
39	5/10/2021	$289,831.38	$7,611.18	$0.00	$141.07	$7,752.25	$5,195.92	$2,415.26	$284,635.47	$122,999.41	2.2
40	6/10/2021	$284,635.47	$7,611.18	$0.00	$141.07	$7,752.25	$5,239.22	$2,371.96	$279,396.25	$125,371.37	2.2
41	7/10/2021	$279,396.25	$7,611.18	$0.00	$141.07	$7,752.25	$5,282.88	$2,328.30	$274,113.37	$127,699.67	2.2
42	8/10/2021	$274,113.37	$7,611.18	$0.00	$141.07	$7,752.25	$5,326.90	$2,284.28	$268,786.47	$129,983.95	2.2
43	9/10/2021	$268,786.47	$7,611.18	$0.00	$141.07	$7,752.25	$5,371.29	$2,239.89	$263,415.18	$132,223.84	2.2

(continued on the following page)

44	10/10/2021	$263,415.18	$7,611.18	$0.00	$141.07	$7,752.25	$5,416.05	$2,195.13	$257,999.13	$134,418.97	2.2
45	11/10/2021	$257,999.13	$7,611.18	$0.00	$141.07	$7,752.25	$5,461.19	$2,149.99	$252,537.95	$136,568.96	2.2
46	12/10/2021	$252,537.95	$7,611.18	$0.00	$141.07	$7,752.25	$5,506.70	$2,104.48	$247,031.25	$138,673.44	2.2
47	1/10/2022	$247,031.25	$7,611.18	$0.00	$141.07	$7,752.25	$5,552.58	$2,058.59	$241,478.67	$140,732.04	2.2
48	2/10/2022	$241,478.67	$7,611.18	$0.00	$141.07	$7,752.25	$5,598.86	$2,012.32	$235,879.81	$142,744.36	2.2
49	3/10/2022	$235,879.81	$7,611.18	$0.00	$141.07	$7,752.25	$5,645.51	$1,965.67	$230,234.30	$144,710.02	2.2
50	4/10/2022	$230,234.30	$7,611.18	$0.00	$141.07	$7,752.25	$5,692.56	$1,918.62	$224,541.74	$146,628.64	2.2
51	5/10/2022	$224,541.74	$7,611.18	$0.00	$141.07	$7,752.25	$5,740.00	$1,871.18	$218,801.74	$148,499.82	2.2
52	6/10/2022	$218,801.74	$7,611.18	$0.00	$141.07	$7,752.25	$5,787.83	$1,823.35	$213,013.91	$150,323.17	2.2
53	7/10/2022	$213,013.91	$7,611.18	$0.00	$141.07	$7,752.25	$5,836.06	$1,775.12	$207,177.85	$152,098.29	2.2
54	8/10/2022	$207,177.85	$7,611.18	$0.00	$141.07	$7,752.25	$5,884.70	$1,726.48	$201,293.15	$153,824.77	2.2
55	9/10/2022	$201,293.15	$7,611.18	$0.00	$141.07	$7,752.25	$5,933.74	$1,677.44	$195,359.42	$155,502.21	2.2
56	10/10/2022	$195,359.42	$7,611.18	$0.00	$141.07	$7,752.25	$5,983.18	$1,628.00	$189,376.24	$157,130.21	2.2
57	11/10/2022	$189,376.24	$7,611.18	$0.00	$141.07	$7,752.25	$6,033.04	$1,578.14	$183,343.19	$158,708.34	2.2
58	12/10/2022	$183,343.19	$7,611.18	$0.00	$141.07	$7,752.25	$6,083.32	$1,527.86	$177,259.88	$160,236.20	2.2
59	1/10/2023	$177,259.88	$7,611.18	$0.00	$141.07	$7,752.25	$6,134.01	$1,477.17	$171,125.86	$161,713.37	2.2
60	2/10/2023	$171,125.86	$7,611.18	$0.00	$141.07	$7,752.25	$6,185.13	$1,426.05	$164,940.73	$163,139.42	2.2
61	3/10/2023	$164,940.73	$7,611.18	$0.00	$141.07	$7,752.25	$6,236.67	$1,374.51	$158,704.06	$164,513.92	2.2
62	4/10/2023	$158,704.06	$7,611.18	$0.00	$141.07	$7,752.25	$6,288.64	$1,322.53	$152,415.42	$165,836.46	2.2
63	5/10/2023	$152,415.42	$7,611.18	$0.00	$141.07	$7,752.25	$6,341.05	$1,270.13	$146,074.37	$167,106.59	2.2
64	6/10/2023	$146,074.37	$7,611.18	$0.00	$141.07	$7,752.25	$6,393.89	$1,217.29	$139,680.48	$168,323.87	2.2
65	7/10/2023	$139,680.48	$7,611.18	$0.00	$141.07	$7,752.25	$6,447.17	$1,164.00	$133,233.30	$169,487.88	2.2
66	8/10/2023	$133,233.30	$7,611.18	$0.00	$141.07	$7,752.25	$6,500.90	$1,110.28	$126,732.40	$170,598.15	2.2
67	9/10/2023	$126,732.40	$7,611.18	$0.00	$141.07	$7,752.25	$6,555.07	$1,056.10	$120,177.33	$171,654.26	2.2
68	10/10/2023	$120,177.33	$7,611.18	$0.00	$141.07	$7,752.25	$6,609.70	$1,001.48	$113,567.63	$172,655.73	2.2
69	11/10/2023	$113,567.63	$7,611.18	$0.00	$141.07	$7,752.25	$6,664.78	$946.40	$106,902.85	$173,602.13	2.2
70	12/10/2023	$106,902.85	$7,611.18	$0.00	$141.07	$7,752.25	$6,720.32	$890.86	$100,182.53	$174,492.99	2.2
71	1/10/2024	$100,182.53	$7,611.18	$0.00	$141.07	$7,752.25	$6,776.32	$834.85	$93,406.20	$175,327.84	2.2
72	2/10/2024	$93,406.20	$7,611.18	$0.00	$141.07	$7,752.25	$6,832.79	$778.39	$86,573.41	$176,106.23	2.2
73	3/10/2024	$86,573.41	$7,611.18	$0.00	$141.07	$7,752.25	$6,889.73	$721.45	$79,683.68	$176,827.67	2.2
74	4/10/2024	$79,683.68	$7,611.18	$0.00	$141.07	$7,752.25	$6,947.15	$664.03	$72,736.53	$177,491.70	2.2
75	5/10/2024	$72,736.53	$7,611.18	$0.00	$141.07	$7,752.25	$7,005.04	$606.14	$65,731.49	$178,097.84	2.2
76	6/10/2024	$65,731.49	$7,611.18	$0.00	$141.07	$7,752.25	$7,063.42	$547.76	$58,668.07	$178,645.60	2.2
77	7/10/2024	$58,668.07	$7,611.18	$0.00	$141.07	$7,752.25	$7,122.28	$488.90	$51,545.80	$179,134.50	2.2
78	8/10/2024	$51,545.80	$7,611.18	$0.00	$141.07	$7,752.25	$7,181.63	$429.55	$44,364.17	$179,564.05	2.2
79	9/10/2024	$44,364.17	$7,611.18	$0.00	$141.07	$7,752.25	$7,241.48	$369.70	$37,122.69	$179,933.75	2.2
80	10/10/2024	$37,122.69	$7,611.18	$0.00	$141.07	$7,752.25	$7,301.82	$309.36	$29,820.87	$180,243.11	2.2
81	11/10/2024	$29,820.87	$7,611.18	$0.00	$141.07	$7,752.25	$7,362.67	$248.51	$22,458.20	$180,491.62	2.2
82	12/10/2024	$22,458.20	$7,611.18	$0.00	$141.07	$7,752.25	$7,424.03	$187.15	$15,034.17	$180,678.77	2.2
83	1/10/2025	$15,034.17	$7,611.18	$0.00	$141.07	$7,752.25	$7,485.89	$125.28	$7,548.28	$180,804.05	2.2
84	2/10/2025	$7,548.28	$7,611.18	$0.00	$141.07	$7,689.34	$7,485.37	$62.90	$0.00	$180,866.96	2.18

The above is pro forma only, the following will be updated to be factual once the Equipment is delivered and the addresses and locations where the Equipment are located is provided so that the Rent may be properly calculated

***** SIGNATURES ON THE FOLLOWING PAGE *****

IN WITNESS WHEREOF, the parties hereto have caused this Schedule of Rent Amounts to be duly executed as of the day and year first above set forth.

LESSOR:

Mentor Partner II, LLC,
a California limited liability company

By: /s/ Chet Billingsley
Chet Billingsley, Chairman & Manager

Date: February 8, 2018

LESSEE:

Pueblo West Organics, LLC,
a Colorado limited liability company

By: /s/ Patrick Leonard
Patrick Leonard, Manager and Member

Date: February 10, 2018

By: /s/ Randy Russell
Randy Russell, Manager and Member

Date: February 11, 2018

GUARANTOR:

Patrick Leonard,
an individual

By: /s/ Patrick Leonard

GUARANTOR:

Randy Russell,
an individual

By: /s/ Randy Russell